The Manitowoc Company, Inc. May 2025

Forward-Looking Statements Safe Harbor Statement Any statements contained in this presentation that are not historical facts are “forward-looking statements.” These statements are based on the current expectations of the management of the Company, and are subject to uncertainty and changes in circumstances. The Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations and beliefs relating to matters that are not historical in nature. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed or implied, please see the Company’s periodic filings with the SEC, particularly those disclosed in “Risk Factors” in the Company’s Annual Reports on Form 10-K. Any “forward-looking statements” in this presentation are intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995.   Non-GAAP Measures Adjusted net income (loss), adjusted diluted net income (loss) per share (“Adjusted DEPS”), EBITDA, adjusted EBITDA, adjusted return on invested capital, and free cash flows are financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). For a reconciliation to the comparable GAAP numbers please see “Appendix – GAAP to Non-GAAP Reconciliation.” Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance, and is more useful in assessing management performance.

Who We Are - Leading Global Full-Service Crane Provider



TOP THREE MARKET SHARE POSITION IN EACH CRANE CATEGORY(1)

Tower | Mobile Hydraulic | Boom Trucks | Crawler



MEAP
17%
EURAF
28%
2024
Revenue
Mix
AMERICAS
55%

Global Footprint

9
Manufacturing Sites

46
Service Locations

2024 KEY FACTS & FIGURES

~$2.2B
Net Sales

$128M(2)
Adj. EBITDA

6.0%(2)
Adjusted ROIC

2.7x
Net Leverage Ratio

4,800
Employees

LARGE AFTERMARKET SERVICES GROWTH OPPORTUNITY



SERVICE
GROVE



- Parts Sales
- Rental Services
- Full-Service Capabilities
- Remanufacturing and Used Sales

~100,000
Crane unit sales in last 20 years

460+
Field Service Technicians

$169M(3)
Original Equipment Cost
RPO / Rental Fleet

Manitowoc

(1) Manitowoc estimates; excluding China
(2) Refer to Appendix for Non-GAAP reconciliations
(3) Excludes assets included in the rental fleet related to buyback commitments

3

Why Invest in The Manitowoc Company? SUCCESSFULLY EXECUTING BUSINESS TRANSFORMATION 67% Growth in Non-New Machine Sales (2020-2024) Increase mix of higher-margin, recurring revenue to reduce impact of economic cycles Improving margin and return profiles Crane demand is poised for recovery from multi-year secular and cyclical tailwinds Targeted Adj. EBITDA CAGR(1) 15%+ Targeted Revenue CAGR(1) 7% Aspirational Targets $3.0B Revenue $1.0B Non-New Machine Sales 12% Adjusted EBITDA 15% Adjusted ROIC(2) Manitowoc calculations based on a 5-year period Adjusted ROIC is defined as adjusted net operating profit after taxes divided by total assets less cash, non-interest-bearing debt, and income taxes Strategy driving value creation with a targeted adjusted roic of 15% +67%

Crane replacement demand expected to accelerate Crane Demand - Aging Fleets Company estimates 2007 - 2008 Peak of the last cycle Aging Fleets Average age of cranes is greater than 15 years(1) relative to historic levels of 7-9 years. Cranes sold during the last peak in 2008 are greater than 15 years old. Unit volumes have been flat to down industry wide – recent revenue increases due to pricing and mix shift. Net Sales Inflation

Crane demand expected to accelerate Crane Demand - Secular Tailwinds MANITOWOC OPPORTUNITY Power Generation Power Transmission Oil & Gas Residential Construction Mining Infrastructure Energy & Grid Modernization Chip Fabrication “Europe’s housing shortage is expected to worsen, with an estimated 9.6 million new homes needed to meet demand amid falling permit levels for new construction” – CBRE, Jan 2025 “By 2030, data centers are projected to require $6.7 trillion worldwide to keep pace with the demand for computing power” – McKinsey, Apr 2025 “German Parliament voted on a 500 billion Euro fund for infrastructure…to ramp up investment after two years of contraction”– Reuters, Mar 2025 Higher Commodity Prices Saudi Vision 2030 Global Investments in Energy Generation and Distribution U.S. Infrastructure Investment, Jobs, Inflation Reduction, & CHIPS Acts European Housing Market Demand “There is a $3.7 trillion gap between current planned infrastructure investments and what must be done to have the US infrastructure in good working order” -- ASCE, Mar 2025 Infrastructure Airports Waterways Stadiums Railroads

Crane Demand - EU Tower Crane Business Crane Demand showing signs of early Recovery Pent-up Demand Drivers European housing shortage Aging rental fleet Secular drivers of offshore wind and nuclear power Well-Positioned for Market Recovery Organic growth of services (crane rental and repair/maintenance) reduce affect of cycles Strategic efforts to maintain manufacturing capacity and workforce Extended Cyclical Downturn In Europe Eurozone Construction Purchasing Managers’ Index has remained in contractionary territory since April 2022 Increased interest rates Political uncertainty War in Ukraine

Embrace Kaizen Culture Capacity Rationalization Voice of the Customer Grow Market Share and Presence Successful Business Transformation 2016 2016 - 2020 Implemented Aftermarket Service Growth Strategy 2021 - Beyond FN bottom Strategic Focus on Manufacturing Footprint and Aligning Cost Structure Opportunistic M&A of Dealer Channel Increase Service Presence Across Geographies in Europe, North America, and South America Expand Service Offering (crane rental, used/refurbished sales) Continued Process / Cost Improvement Strategically growing higher-margin, recurring revenue streams Became a Standalone Crane Company Launched The Manitowoc Way

The Manitowoc Way - A Culture Built on Continuous Improvement ENGAGE EMPLOYEES ON MULTIPLE LEVELS Execute kaizens Increasing safety – reduced RIR(1) from 1.77 in 2016 to 1.19 in 2024 Foster employee development INNOVATE OUR PRODUCT & SERVICE OFFERINGS 40 new or refreshed models launched since January 2021 Global approach to used sales Expand financing options for customers GROW MARKET PRESENCE & MARKET SHARE Propel aftermarket growth Invest in RPO / rental fleet Add revenue-generating service technicians Recordable Injury Rate (RIR) is calculated based the number of recordable injuries and illnesses per 200k hours worked

Reduce Impact of Economic Cycles Focus on Growth of Aftermarket Services Increase Margin Mix shift and cost synergies to increase margin Non-New Gross Profit ~35% Increase ROI Returns above the cost of capital Average 15% Adjusted ROIC(1) over the long term Remanufacturing and Used Sales Full-Service Capabilities Rental Services Parts Sales Increase Base of Recurring Revenue +67% Adjusted ROIC is defined as adjusted net operating profit after taxes divided by total assets less cash, non-interest-bearing debt, and income taxes Strategically growing higher-margin, recurring revenue streams

CRANES+50® - M&A Strategy


Branch/Service
Newly Acquired Territories(1)
MGX EQUIPMENT SERVICES
Direct-to-Customer Subsidiary Footprint

2020 to Current(2)

Disciplined M&A Strategy

- Opportunistic acquisitions of crane dealers in North America and Europe
- Capture retail margin
- Expand services capabilities
- Reduce cyclical whipsaw effect of channel inventory

Complementary Acquisitions

$180M acquisitions of H&E Crane business and Aspen Equipment

- Acquired at multiples of ~6x EBITDA
- $30M+ accretive EBITDA

Honnen Equipment

- Added Colorado and Wyoming Territories

Ring Power Corporation

- Added Georgia, North Carolina, and South Carolina Territories

RAPID INTEGRATION ADOPTING THE MANITOWOC WAY HAS YIELDED GREATER VALUE FROM M&A

(1) Reflects territory expansion of Georgia, North Carolina, and South Carolina from Ring Power Corporation on February 4, 2025
(2) As of May 2025

Manitowoc
11

Organic Growth Initiatives North America New branch locations Denver, Aiken, Kansas City, Nashville 38%+ increase in Service Techs Grew headcount from 119 to over 160 Europe 24% increase in service techs Grew headcount from 154 to over 190 New service locations Madrid, Meru (Paris), Barnsley Grew original equipment costs $113M(3) to $169M(3) in RPO / rental fleet Expanded remanufacturing capabilities Branch/Service Direct-to-Customer Subsidiary Footprint Newly Acquired Territories(1) investments to grow our footprint to serve customers 2020 to Current(2) Reflects territory expansion of Georgia, North Carolina, and South Carolina from Ring Power Corporation on February 4, 2025 As of May 2025 Excludes assets included in the rental fleet related to buyback commitments

CRANES+50® - Investment in Rental Fleet

Current RPO/rental fleet: **~260 cranes**[(1)]

- Average age of RPO / rental fleet ~32 months[(1)]

High ROIC Investments

- $113M[(2)] growth in original equipment costs from 2020
- Targeted payback period of **3 to 5 years**

"Crane only" Rentals

- Assist rental house customers
- Does not compete with crane rental houses
- Drives used crane sales



Return Profile
>25% Targeted ROI
Sale of Used Crane at Retail Prices
Cash Inflow
Cash outflow
Investment in Rental Crane at Manufactured Cost
+
Annual Cash Contribution from Rental
Annual Cash Contribution from Rental
Annual Cash Contribution from Rental
Time 0
Year 1
Year 2
Year 3

RENTAL FLEET SUPPORTS CUSTOMERS WHILE DRIVING IMPROVED ROIC

(1) At December 31, 2024
(2) Excludes assets included in the rental fleet related to buyback commitments

Manitowoc
13

Blueprint for Revenue Growth - Long-Term Target Organic Growth New Branches Service Technicians Rental Used Crane Accretive M&A Secular Growth Infrastructure Spending Aspirational Target $3B Total Sales Cyclical Recovery Aging Fleet EU Tower Cranes 2024 $2.2B(1) Total Sales +$370M Non-New Machine Sales For the year-ended December 31, 2024

Blueprint for Adjusted EBITDA - Long-Term Target Mix Shift > Portion of Recurring Non-New Machine Sales Fixed Cost Absorption in EU Tower Crane Business Continuous Improvement Aspirational Target 12% Adjusted EBITDA Operating Leverage 2024 5.9% Adjusted EBITDA(1) For the year-ended December 31, 2024

Blueprint for ROIC - Long-Term Target Accretive M&A High ROIC Investments RPO / Rental Fleet Service Branches Increasing Profitability Aspirational Target 15% Adj. ROIC(1) Working Capital Management 2024 6.0% Adj. ROIC(1) Adjusted ROIC is defined as adjusted net operating profit after taxes divided by total assets less cash, non-interest-bearing debt, and income taxes

Our Capital Allocation Priorities - Investing in our Business

Investments Focus on High ROIC, Recurring Revenue Streams

	2020 to 2024	
High ROIC Investments RPO / Rental Fleet Growth	**$64M**(1)	▪ Invested $64M in organic growth ▪ ~260 cranes
High ROIC Investments Branch Location Growth	**$51M**(1)	▪ Working capital (inventory) investment to support branch locations ▪ Added 17 branches since 2021
Strategic Acquisitions	**~$180M**	▪ ~$180M invested in acquiring US dealers ▪ Robust acquisition funnel
Opportunistic Share Repurchases	**$14M**	▪ $29M remaining on approved repurchase plan ▪ Offset dilution ▪ Return capital to shareholders
Managing Leverage	▪ <3x Target Net Leverage ▪ 2.7x Net Leverage(2) ▪ $321M Total Liquidity(2)	



DISCIPLINED PROCESS ENABLING SHAREHOLDER RETURN

(1) Excludes acquisition of the rental assets or inventory of the H&E crane business and Aspen Equipment
(2) As of December 31, 2024

Manitowoc
17

Why Invest in The Manitowoc Company? SUCCESSFULLY EXECUTING BUSINESS TRANSFORMATION 67% Growth in Non-New Machine Sales (2020-2024) Increase mix of higher-margin, recurring revenue to reduce impact of economic cycles Improving margin and return profiles Crane demand is poised for recovery from multi-year secular and cyclical tailwinds Targeted Adj. EBITDA CAGR(1) 15%+ Targeted Revenue CAGR(1) 7% Aspirational Targets $3.0B Revenue $1.0B Non-New Machine Sales 12% Adjusted EBITDA 15% Adjusted ROIC(2) Manitowoc calculations based on a 5-year period Adjusted ROIC is defined as adjusted net operating profit after taxes divided by total assets less cash, non-interest-bearing debt, and income taxes Strategy driving value creation with a targeted adjusted roic of 15% +67%

Thank you for your interest

Appendix

Crane Types and Retail Selling Prices(1) Rough-terrain (RT) $470K – 1,700K Tower Crane $350K – 2,000K Crawler $950 – 11,000K All-terrain (AT) $1,000 – 3,500K Boom Truck $250 – 800K Truck-mounted (TM) $650K – 1,400K Average retail prices in US market

The Manitowoc Way - Sustainable Business Strategy Building Communities for Current and Future Generations Updated May 25 Updated June 24 Updated Jan 25

Aspirations Dollars in millions

Appendix - GAAP to Non-GAAP Reconciliation Dollars in millions, excluding per share amounts Note: See full reconciliation of GAAP and Non-GAAP financial measures contained in our fourth-quarter and full-year earnings release

Appendix - GAAP to Non-GAAP Reconciliation Dollars in millions Note: See full reconciliation of GAAP and Non-GAAP financial measures contained in our fourth-quarter and full-year earnings release

Appendix - GAAP to Non-GAAP Reconciliation Dollars in millions Note: See full reconciliation of GAAP and Non-GAAP financial measures contained in our fourth-quarter and full-year earnings release

Additional information: Ion Warner – SVP Marketing & Investor Relations O +1 414-760-4805 M +1 717-414-1813 ion.warner@manitowoc.com www.manitowoc.com